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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JULY 25, 2000.
                                                          -------------

                 NovaStar Mortgage Funding Trust, Series 2000-1
               (Issuer in respect of the NovaStar Home Equity Loan
                        Asset-Backed Notes Series 2000-1)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-81721                   56-2199189
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)

         c/o First Union National Bank, 401 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the JULY, 2000 payment to the NovaStar Home Equity Loan Asset-Backed Notes Series 2000-1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.
---------------------------

20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Notes Series 2000-1 relating to the JULY 25, 2000 Payment Date.





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Mortgage Funding Trust Series 2000-1 by the undersigned thereunto duly authorized.



Dated:  SEPTEMBER 14, 2000           By: First Union National Bank, as Indenture
                                         Trustee and on behalf of NovaStar Home
                                         Mortgage Funding Trust Series 2000-1

                                     BY: /s/ Robert Ashbaugh
                                             -----------------------------------
                                             Vice President





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                                  EXHIBIT INDEX




20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Notes Series 2000-1 relating to the JULY 25, 2000 Payment Date.









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